Goodwill and Intangible Assets Disclosure	6 Months Ended
Feb. 28, 2017
Notes
Goodwill and Intangible Assets Disclosure

Note 5 – Intangible Property

The Company has acquired intangible property in patents, patents pending and goodwill.  The patents are being amortized over their expected lives of not more than seventeen years.  The restrictive covenants were fully amortized as of August 31, 2013, Those patent costs allocated to pending patents do not begin amortizing until the underlying patent is issued.  If for some reason a patent is not issued the costs associated with the acquisition and the continuation of the application are fully amortized in the year of the denial.

	February 28, 2017	August 31, 2016
Patents	$ 109,092	$ 109,092
Purchased Patents	1,467,500	1,467,500
Goodwill	5,000	5,000
Less Amortization	(423,873)	(378,785)
Total Intangible Net	$ 1,157,719	$ 1,202,807

In three months ended November 30, 2016 and 2015, amortization was $22,544 and $18,490, respectively.